GLOBAL INCOME
FUND
================================================================================


SEMI-ANNUAL REPORT
June 30, 2000

                                        American Stock
                                        Exchange Symbol:
                                        GIF







11 Hanover Square,
New York, NY 10005

1-888-847-4200

www.globalincomefund.net

                                                      Stock
GLOBAL INCOME FUND                                    Exchange Symbol: GIF
================================================================================
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 25, 2000

Fellow Shareholders:

     We are pleased to submit this Semi-Annual Report for the six months ended June 30, 2000 and to welcome our shareholders who have made their investment since our last Report. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At June 30, 2000, the Fund had approximately 72% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, and approximately 28% of its total assets in fixed income securities with an actual or deemed rating below investment grade. At mid-year, the Fund's two largest investment allocations by country were the United States (50%) and Argentina (14%), with the balance spread over 17 other countries, territories and supranational organizations.

                               Review and Outlook

     The first half of 2000 clearly demonstrated the potential benefits that professional management and investment flexibility can offer investors. During the first half of the year, many financial markets were characterized by high levels of volatility, with many noteworthy price trends emerging and reversing over the period. As usual, the key to successful investing during this period seemed to be both what you owned and when you owned it. We are pleased to report that during this difficult period Global Income Fund had a net asset value total return of 5.53% and a market total return of 8.08%.

     Interest rates were mixed during the first half of 2000. The Federal Reserve raised its Federal Funds rate target by 1.00% to 6.50%, continuing a trend that began in June 1998, when the rate was at 4.75%. Notably, after their May 16 meeting, the target was increased by 0.50%, an aggressive departure from the 0.25% increments that have characterized the tightening moves so far. In contrast, three month Treasury bills rose only 0.52% over the same period, from 5.33% to 5.85%. Intermediate and long term government bond rates declined over this period, predominantly due to concerns of reduced supply, and Treasury buy-backs caused by the burgeoning Federal budget surplus. Five and ten year Treasury note yields fell from 6.34% and 6.44%, to 6.18% and 6.03%, respectively. This decline in rates was beneficial for prices and total return. The Lehman Brothers Aggregate Bond Index had a six month total return of 3.99%. Credit concerns, higher default rates, and negative cash flows out of high yield funds led the Lehman Brothers High Yield Index to decline by 1.11% over the six month period. The U.S. dollar rose by

3.52% versus the Yen and 5.34% against the Euro, causing the Lehman Brothers Global Bond Index to decline by .08%. The J.P. Morgan Emerging Markets Bond Index ended the period up 8.15%, with high levels of volatility throughout the six months.

     The current domestic economic environment is characterized by strong growth, low unemployment, low but rising inflation, a large and growing budget surplus, and a record high trade deficit. Fed policy is driven by an attempt to raise interest rates by enough to prevent excess demand to increase inflationary pressures. Financial markets are highly volatile, reflecting the strong, but conflicting influences affecting market sentiment. On the one hand, the Fed is seeking to reduce demand by raising the Fed Funds rate; yet, this interest rate has become a less meaningful tool for adjusting monetary conditions in recent years - demand, reflecting the "wealth effect" of the strong stock market over the past five years and from overseas recoveries is not directly affected by monetary policy. Further, the budget surplus has caused a decline in longer term yields. On the other hand, increases in productivity, new technology, U.S. Government budget surpluses, and other factors keep inflation low, despite high levels of growth. The possibility of a so-called "new economy," where growth can persist at high levels without igniting inflation, has been recognized by some market participants, but not embraced by the Fed.

     As to the period ahead, it is tempting to conclude that the Fed's raising of interest rates has begun to bear fruit. Recent data suggest the torrid pace of economic growth has abated. The unemployment rate has increased from a low of 3.9% to 4.1%, weekly jobless claims have risen, retail sales have slowed, and interest sensitive sectors, such as housing and auto sales, have softened. Second quarter GDP growth should be around, or more than 5%, down from more than 6% over the past three quarters. It is not clear that this slowdown will continue, or that it was due to the Fed's 1.75 percentage points tightening over the past year. It is likely that some of the slowing is related to demand being satiated in prior quarters, warm weather, and normal random variation. The slowdown in retail sales this spring coincided with high income tax payments. The rise in personal income and high levels of consumer confidence, however, are not consistent with a slowdown. In any event, we do not believe the Fed has done enough to cause a slowdown. Excluding the easing to prevent a systemic crisis in the fall of 1998, the Fed has only tightened by 1 percentage point. The year over year rate of inflation has increased by between 2% and 4% since then, so "real" Fed Funds are actually easier now than when the tightening began. Moreover, recognizing the reduced role of the Fed Funds rate in determining monetary conditions, a more comprehensive analysis suggests that overall monetary conditions are no tighter now than they were a year ago. Although the Fed Funds rate recently has been left unchanged, the Fed will certainly resume interest rate hikes should economic growth re-accelerate or the rate of inflation increase later in the year.

     Additionally, demographics and volatility in equity markets should increase demand for fixed income securities. We are impressed with the building strength of European economies and are optimistic about the new Euro currency. In contrast, we view the Japanese market with some skepticism, due to the lack of progress in structural reforms, the crisis level of the fiscal deficit, and the political deadlock - all suggestive of the lack of leadership necessary to achieve enduring economic recovery. Although emerging markets performed well during the first half of the year, we remain wary of their lower liquidity levels and pricing excesses.

     In view of these market conditions, the Fund's strategy has been to utilize its global focus and flexibility to increase its dollar denominated investments and benefit from U.S. dollar strength, as well as to extend its duration over the first half of the year as the likelihood of near term, large magnitude rate increases diminishes. In fact, the Fund's unhedged exposure to non-dollar assets was negligible during this period. Going forward, we will continue to be looking for investments with the greatest potential to provide stockholders with a high level of income and, secondarily, capital appreciation.

                   10% Dividend Distribution Policy Continued

     The managed 10% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the six months ended June 30, 2000, actual distributions were 5.02% of average net assets with approximately 95.73% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking total return from capital appreciation and income.

                          Reinvestment Plan Attractive

     The Fund's current net asset value per share is $5.71. With a recent closing on the American Stock Exchange of $4.69 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.



                                          Sincerely,



       /s/ Thomas B. Winmill              /s/ Steven A. Landis


       Thomas B. Winmill                  Steven A. Landis
       President                          Senior Vice President,
                                          Portfolio Manager

                            GLOBAL INCOME FUND, INC.
          Schedule of Portfolio Investments--June 30, 2000 (Unaudited)

      Par                                                                      Market
     Value                                                                      Value
 ------------                                                               ------------
                BONDS (99.66%)
                Argentina (13.83%)
 $   945,212    BHN Mortgage Trust, 8.00% Notes, due 3/31/11                $   900,221
     689,000    Camuzzi Gas, 9.25% Bonds, due 12/15/01                          692,445
     500,000    Compagnie De Radiocomunicaciones Moviles S.A.,
                9.25% Notes, due 5/08/08                                        443,750
   1,000,000    CIA Transporte Energia, 8.625% Senior Notes, due 4/01/03        955,000
     500,000    Mastellone Hermanos SA, 11.75% Bonds, due 4/01/08               376,250
     500,000    Multicanal SA, Discount Notes, due 9/29/00                      488,750
     500,000    Perez Companc, 9.00% Notes, due 5/01/06 (2)                     441,250
   1,396,428    Province of Tucuman, 9.45% Notes, due 8/01/04                 1,211,402
                                                                           ------------
                                                                              5,509,068
                                                                           ------------
                Brazil (2.16%)
     450,000    CIA Petrolifera Marlim, 13.125% Notes, due 12/17/04 (2)         468,000
     500,000    Espirito Santo-Escelsa, 10% Senior Notes, due 7/15/07           391,250
                                                                           ------------
                                                                                859,250
                                                                           ------------
                Bulgaria (1.99%)
   1,000,000    Republic of Bulgaria Discounts, Floating Rate Notes,
                due 7/28/24                                                     792,500
                                                                           ------------
                Chile (1.12%)
     500,000    Banco Sud Americano S.A., 7.60% Subordinated Notes,
                due 3/15/07 (2).                                                444,354
                                                                           ------------
                Colombia (4.37%)
     864,594    Oil Purchase Co. II, 10.73% Senior Notes,
                due 1/31/04 (2)                                                 839,359
     993,700    Termoemcali Funding Corp., 10.125% Notes,
                due 12/15/14 (2)                                                549,019
     485,300    Transgas De Occidente S.A., 9.79% Senior Notes,
                due 11/01/10 (2)                                                351,843
                                                                           ------------
                                                                              1,740,221
                                                                           ------------
                Dominican Republic (1.18%)
     500,000    Tricom S.A., 11.375% Senior Notes, due 9/01/04 (2)              468,750
                                                                           ------------
                El Salvador (1.32%)
     500,000    Republic of El Salvador, 10.00% Notes, due 1/15/07 (2)          526,250
                                                                           ------------
                France (1.14%)
     500,000    Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49 (2)           455,886
                                                                           ------------
                India (1.07%)
     500,000    Sterlite Industries Ltd., Floating Rate Notes,
                due 6/05/07                                                     426,250
                                                                           ------------
                Mexico (2.25%)
     500,000    Grupo Elektra SA de Cv, 12.00% Senior Notes,
                due 4/01/08 (2)                                                 453,750
     500,000    Maxcom Telecomunicaciones, 13.75% Senior Notes,
                due 4/01/07 (2)                                                 442,500
                                                                           ------------
                                                                                896,250
                                                                           ------------
                Panama (1.72%)
     692,342    Republic of Panama, Floating Rate Notes, due 5/14/02            686,284
                                                                           ------------
                Philippines (1.99%)
     500,000    Bayan Telecommunications, 13.50% Senior Notes,
                due 7/15/06 (2)                                                 328,125
     500,000    CE Casecnan, 11.45% Senior Notes, due 11/15/05                  466,250
                                                                           ------------
                                                                                794,375
                                                                           ------------

                See accompanying notes to financial statements.

      Par                                                                             Market
     Value                                                                             Value
 ------------                                                                     -------------
                Qatar (2.58%)
  $1,000,000    State of Qatar, 9.50% Bonds, due 5/21/09 (2)....................  $  1,027,500
                                                                                  ------------
                Russia (.97%)
  $  500,000    Russian Federation, 10.00% Unsubordinated Notes, due 6/26/07....       385,000
                                                                                  ------------
                United Kingdom (6.55%)
   2,000,000    Rothschild Continuation Finance B.V., Floating Rate Notes,
                due 1/23/15.....................................................     1,587,442
   1,500,000    Rothschild Continuation Finance B.V., Perpetual Primary
                Capital Floating Rate Notes.....................................     1,021,134
                                                                                  ------------
                                                                                     2,608,576
                                                                                  ------------
                United States (49.57%)
     500,000    AT&T Corp.-Liberty Media, 8.25% Debentures, due 2/01/30 (2).....       460,325
   1,500,000    Bunge Trade Ltd., 9.25% Notes, due 5/01/02 (2)..................     1,494,627
     806,000    Dicatphone Corp., 11.75% Senior Subordinated Notes,
                due 8/01/05.....................................................       822,120
   1,000,000    General Electric Capital Corp., 7.375% Notes, due 1/19/10.......     1,011,930
   7,500,000    U.S. Treasury Note, 6.75%, due 5/15/05..........................     7,678,125
   8,000,000    U.S. Treasury Note, 6.50%, due 2/15/10..........................     8,275,000
                                                                                  ------------
                                                                                    19,742,127
                                                                                  ------------
                Uruguay (3.14%)
    L552,631    Banco Central Del Uruguay DCB, Floating Rate Notes,
                due 2/19/07 (1).................................................       783,462
     500,000    Banco Comercial S.A., 8.875% Bonds, due 5/15/09.................       467,500
                                                                                  ------------
                                                                                     1,250,962
                                                                                  ------------
                Venezuela (.88%)
     455,000    Petrozuata Finance, Inc., 8.22% Notes, due 4/01/17 (2)..........       351,488
                                                                                  ------------
                Supranational/Other (1.83%)
MXN2,400,000    International Bank Reconstruction & Development,
                15.875% Notes, due 2/28/03 (1)..................................       242,189
     500,000    OUB Soverign Emerging Market, 11.50% CBO-II Notes,
                due 5/12/18.....................................................       484,620
                                                                                  ------------
                                                                                       726,809
                                                                                  ------------
                    Total Bonds (cost: $40,299,508).............................    39,691,900
                                                                                  ------------
      Shares    COMMON STOCKS (.34%)
      ------    Services-Specialty Outpatient Facilities (.34%)
      20,000    Caremark Rx, Inc.(3)............................................       136,250
                                                                                  ------------
                    Total Common Stocks (cost: $121,463)........................       136,250
                                                                                  ------------
                       Total Investments (cost: $40,420,971)(100.0%)............  $ 39,828,150
                                                                                  ============

(1)    Par value stated in currency indicated; market value stated in U.S.
       dollars.
(2) Purchased pursuant to Rule 144Aexemption from Federal registration requirements.
(3)    Non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
  Investments at market value
    (cost: $40,420,971) (note 1) ..........................        $ 39,828,150
  Cash ....................................................             519,585
  Investment securities sold receivable ...................           1,006,009
  Interest receivable .....................................             870,476
  Other assets ............................................               5,321
                                                                   ------------
      Total assets ........................................          42,229,541
                                                                   ------------

LIABILITIES:
  Payables:
    Reverse repurchase agreement ..........................          11,412,500
    Interest ..............................................               7,171
    Investment securities purchased .......................             498,583
  Demand notes payable to bank (note 5) ...................             993,503
  Accrued management fees .................................              16,667
  Accrued expenses ........................................              15,827
                                                                   ------------
      Total liabilities ...................................          12,944,251
                                                                   ------------

NET ASSETS: (applicable to 5,128,545
  outstanding shares: 20,000,000 shares
  of $.01 par value authorized) ...........................        $ 29,285,290
                                                                   ============

NET ASSET VALUE PER SHARE
  ($29,285,290 / 5,128,545) ...............................               $5.71
                                                                          =====

At June 30, 2000, net assets consisted of:
  Paid-in capital .........................................        $ 43,150,300
  Accumulated net realized loss on
    investments and foreign currencies ....................         (12,958,160)
  Accumulated deficit in net investment
    income ................................................            (305,648)
  Net unrealized depreciation on
    investments and foreign currencies ....................            (601,202)
                                                                   ------------
                                                                   $ 29,285,290
                                                                   ============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
  Interest ................................................        $  1,838,253
                                                                   ------------
EXPENSES:
  Interest (note 5) .......................................             249,974
  Management (note 3) .....................................             101,335
  Custodian ...............................................              41,048
  Professional (note 3) ...................................              15,457
  Directors ...............................................              13,164
  Registration ............................................               7,630
  Transfer agent ..........................................               6,582
  Printing ................................................               4,987
  Other ...................................................               2,394
                                                                   ------------
    Total expenses ........................................             442,571
    Fee reductions (note 4) ...............................              (3,900)
                                                                   ------------
    Net expenses ..........................................             438,671
                                                                   ------------
      Net investment income ...............................           1,399,582
                                                                   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS, FOREIGN
  CURRENCIES AND FUTURES:
  Net realized loss from security transactions ............            (509,754)
  Net realized loss from foreign currency transactions ....            (206,527)
  Unrealized appreciation of investments and foreign
    currencies during the year.............................             596,090
                                                                   ------------
  Net realized and unrealized loss on investments and
    foreign currencies.....................................            (120,191)
                                                                   ------------
  Net increase in net assets resulting from operations.....          $1,279,391
                                                                   ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2000 (Unaudited) and December 31, 1999 and

Year Ended June 30, 1999                                                   June 30,        December 31,      June 30,
                                                                             2000              1999            1999
                                                                         -----------       -----------     -----------
OPERATIONS:
  Net investment income................................................  $ 1,399,582       $ 1,355,373     $ 2,612,869
  Net realized loss from security and foreign currency transactions....     (716,281)       (1,331,847)     (3,103,726)
  Unrealized appreciation (depreciation) of investments and
    foreign currencies during the period...............................      596,090           459,528        (616,711)
                                                                         -----------       -----------     -----------
    Net change in net assets resulting from operations.................    1,279,391           483,054      (1,107,568)
  Additions to paid-in capital (note 6)................................            -                 -          15,703

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income ($0.28, $0.23 and
    $0.52 per share, respectively).....................................   (1,399,582)       (1,126,033)     (2,656,469)
  Distributions from paid-in capital ($0.01, $0.07 and
    $0.13 per share, respectively).....................................      (62,483)         (367,674)       (631,413)

CAPITAL SHARE TRANSACTIONS:
  Change in net assets resulting from reinvestment of distributions
    (91,601, 98,103 and 176,288 shares, respectively) (note 6).........      407,841           470,582         955,680
                                                                         -----------       -----------     -----------
    Total change in net assets.........................................      225,167          (540,071)     (3,424,067)

NET ASSETS:
  Beginning of period..................................................   29,060,123        29,600,194      33,024,261
                                                                         -----------       -----------     -----------
  End of period (including accumulated deficit in net
    investment income of $305,648, $36,638 and $122,467 as of
    June 30, 2000, December 31, 1999 and June 30, 1999,
    respectively)......................................................  $29,285,290       $29,060,123     $29,600,194
                                                                         ===========       ===========     ===========

                See accompanying notes to financial statements.

                         Notes to Financial Statements
                                   (Unaudited)

(1) Global Income Fund, Inc. is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. On September 8, 1999, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carryforward of approximately $11,960,000 of which $1,656,000 expires in 2000, $4,111,000 in 2001, $173,000 in 2003,
$1,880,000 in 2004, $214,000 in 2006 and $3,926,000 in 2007. Based on Federal
income tax cost of $40,420,971, gross unrealized appreciation and gross unrealized depreciation were $552,773 and $1,145,594, respectively, at June 30, 2000. Distributions paid to shareholders during the six months ended
December 31, 1999 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 mil-lion, and 1/2 of 1% over $500 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $8,008 for providing certain administrative and accounting services at cost for the six months ended June 30, 2000.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $3,900 under such arrangements. Purchases and sales of securities other than short term notes aggregated $47,635,914 and $43,465,538, respectively, for the six months ended June 30, 2000. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2000.

(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At June 30, 2000, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 2000, the weighted average interest rate was 5.08% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $9,876,408. The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(6) Under the Dividend Reinvestment Plan (the "Plan"), each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund. On May 20, 1998, the Fund issued to its shareholders of record on that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in $9,307,467 (net of sales load) credited to paid-in capital. Actual costs of the rights offering were less than estimated and as a result approximately $15,703 was credited to paid-in capital during the year ended June 30, 1999.

                             FINANCIAL HIGHLIGHTS


                                                      Six Months  Six Months
                                                        Ended       Ended                      Years Ended June 30,
                                                    June 30, 2000  December    ----------------------------------------------------
                                                     (Unaudited)   31, 1999      1999       1998       1997      1996        1995
                                                     -----------   ---------   --------   --------   --------  --------    --------
PER SHARE DATA
Net asset value at beginning of period ...........      $5.77        $5.99       $6.93      $8.43      $7.92     $8.00       $8.25
                                                      -------      -------     -------    -------    -------   -------     -------
Income from investment operations:
  Net investment income ..........................        .28          .23         .55        .52        .51       .26         .17
  Net realized and unrealized gain (loss) on
    investments ..................................       (.05)        (.15)       (.81)     (1.18)       .59       .23         .18
                                                      -------      -------     -------    -------    -------   -------     -------
    Total from investment operations .............        .23          .08        (.26)      (.66)      1.10       .49         .35
Less distributions:
  Distributions from net investment income .......       (.28)        (.23)       (.55)      (.52)      (.59)     (.26)       (.17)
  Distributions from paid in capital .............       (.01)        (.07)       (.13)      (.32)         -      (.31)       (.43)
                                                      -------      -------     -------    -------    -------   -------     -------
    Total distributions ..........................       (.29)        (.30)       (.68)      (.84)      (.59)     (.57)       (.60)
                                                      -------      -------     -------    -------    -------   -------     -------
Net asset value at end of period .................      $5.71        $5.77       $5.99      $6.93      $8.43     $7.92       $8.00
                                                      =======      =======     =======    =======    =======   =======     =======
Per share market value at end of period ..........      $4.50        $4.44       $5.19      $6.44      $8.50
                                                      =======      =======     =======    =======    =======
TOTAL RETURN ON NET ASSET VALUE
BASIS ............................................       5.53%        2.52%      (2.23)%    (8.44)%    14.71%     6.26%       4.52%
                                                      =======      =======     =======    =======    =======   =======     =======
TOTAL RETURN ON MARKET VALUE
BASIS (a) ........................................       8.08%       (8.96)%     (8.85)%   (15.65)%    15.71%
                                                      =======      =======     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......    $29,285     $ 29,060     $29,600    $33,024    $25,361   $30,865     $39,180
                                                      =======      =======     =======    =======    =======   =======     =======
Ratio of expenses to average net assets (b) (c) ..       3.05%**      2.26%**     2.45%      3.52%      2.71%     2.18%       2.21%
                                                      =======      =======     =======    =======    =======   =======     =======
Ratio of net investment income to average net
assets ...........................................       9.66%**      9.21%**     8.95%      8.53%      7.35%     6.55%       6.20%
                                                      =======      =======     =======    =======    =======   =======     =======
Portfolio turnover rate ..........................        119%         115%        183%       328%       475%      585%        385%
                                                      =======      =======     =======    =======    =======   =======     =======



* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return on market value basis based upon purchases and sales of the Fund at current market values and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of closing market price for the five days preceding the payment date.
(b) Ratio excluding interest expense was 1.30%**, 1.48%**, 1.46%, 1.58% and 2.00% for the six months ended June 30, 2000 and December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
(c) Ratio after custodian credits was 3.03%**, 2.24%**, 2.43% and 3.42% for the six months ended June 30, 2000 and December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.

GLOBAL INCOME FUND
======================
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New York, NY 10005




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